UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             December 7, 2001
                                                              ----------------



                         LASER MORTGAGE MANAGEMENT, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                      001-13563               22-3535916
         --------                      ---------               ----------
(State or Other Jurisdiction of       (Commission            (IRS Employer
            Incorporation)            File Number)             ID Number)

                c/o Mariner Mortgage Management, Inc.
           780 Third Avenue, 16th Floor, New York, New York            10017
           ------------------------------------------------          ---------
               (Address of principal executive offices)              (Zip Code)


         Registrant's Telephone Number, including area code:        212-758-6200
                                                                    ------------




                                      N/A
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.
------    ------------

          The Registrant announced today that it will make an initial cash liquidation distribution on December 28, 2001 to its stockholders of $3.00 per outstanding share or approximately $42 million.

          The complete text of the Registrant's press release, dated December 7, 2001, is set forth as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
------    -------------------------------------------------------------------

(a) Financial Statements

          None.

(b) Pro Forma Financial Statements

          None.

(c) Exhibits

          99.1  Press Release, dated December 7, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      LASER MORTGAGE MANAGEMENT, INC.

                                      By: /s/ William J. Michaelcheck
                                          --------------------------------------
                                              Name:    William J. Michaelcheck
                                              Title:   President

Dated: December 7, 2001

                                  EXHIBIT INDEX

         EXHIBIT      DESCRIPTION
         -------      -----------
        99.1          Press Release, dated December 7, 2001.